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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.333-92076 on Form S-8 of Waxman Industries, Inc. of our report dated July 23, 2003 relating to the financial statements of TWI International Taiwan, Inc. not presented separately herein, appearing in and incorporated by reference in the Annual Report on Form 10-K of Waxman Industries, Inc. and subsidiaries for the year ended June 30, 2003.

/s/ EnWise CPA's & Co.
EnWise CPAs & Co.
Taichung,Taiwan

August 22, 2003